UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2012

Cornerstone Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50767	04-3523569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, NC		27518
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 678-6611

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A for Cornerstone Therapeutics Inc., a Delaware corporation (the “Company”), amends the Current Report on Form 8-K initially filed with the Securities and Exchange Commission on June 27, 2012 disclosing the Company’s acquisition of EKR Holdings, Inc. (the “Original Form 8-K”). This amended Current Report on Form 8-K provides the financial information required under parts (a) and (b) of Item 9.01 of Form 8-K and amends Item 9.01 of the Original Form 8-K. Except as set forth above, the Original Form 8-K has not been amended, updated or otherwise modified.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited consolidated financial statements of EKR Holdings, Inc. as of December 31, 2011 and 2010 and for each of the three years ended December 31, 2011, 2010 and 2009 are filed as Exhibit 99.1 and incorporated by reference.

The unaudited consolidated financial statements of EKR Holdings, Inc. as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011 are filed as Exhibit 99.2 and incorporated by reference.

(b) Pro forma financial information

The unaudited pro forma combined balance sheet and statement of operations of the Company as of and for the three months ended March 31, 2012 and the unaudited pro forma combined statement of operations of the Company for the year ended December 31, 2011 are filed as Exhibit 99.3 and incorporated by reference.

(d) Exhibits

See the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone Therapeutics Inc.

Date: September 7, 2012	By:	/s/ Andrew K. W. Powell
Name: Andrew K. W. Powell
Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger among Cornerstone Therapeutics Inc., Stone Acquisition Sub, Inc., EKR Holdings, Inc., and EKR Therapeutics, Inc. dated May 14, 2012 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K dated May 14, 2012).

2.2 *	Amendment No. 1, dated June 26, 2012, to Agreement and Plan of Merger among Cornerstone Therapeutics Inc., Stone Acquisition Sub, Inc., EKR Holdings, Inc., and EKR Therapeutics, Inc. dated May 14, 2012.

10.1*	Credit Agreement among Cornerstone Therapeutics Inc., Chiesi Farmaceutici S.p.A., as administrative agent and the initial lender, and the other lenders from time to time party thereto dated June 21, 2012.

23.1	Consent of McGladrey LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated financial statements of EKR Holdings, Inc. as of December 31, 2011 and 2010 and for each of the three years ended December 31, 2011, 2010 and 2009.

99.2	Unaudited consolidated financial statements of EKR Holdings, Inc. as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011.

99.3	Unaudited pro forma combined balance sheet and statement of operations of the Company as of and for the three months ended March 31, 2012 and the unaudited pro forma combined statement of operations of the Company for the year ended December 31, 2011.

*	Filed with the Original Form 8-K, which was filed with the Securities and Exchange Commission on June 27, 2012.